UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2013 (March 29, 2013)

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Commission file number 1-8198
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HSBC FINANCE CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware	86-1052062
(State of incorporation)	(I.R.S. Employer Identification No.)
26525 N. Riverwoods Boulevard Mettawa, Illinois	60045
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (224) 880-7000

Not Applicable
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Items.

On March 29, 2013, Household Insurance Group Holding Company, an indirect, wholly owned subsidiary of HSBC Finance Corporation, completed the previously announced sale of its insurance manufacturing business in the United States to Enstar Group Ltd.  This disposition constitutes the sale of 100% of the interests held by Household Insurance Group Holding Company in each of HSBC Insurance Company of Delaware and Household Life Insurance Company of Delaware, which provide a variety of insurance products to customers in North America.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION (Registrant)

Date:	April 1, 2013	By:	/s/ Julie A. Davenport
		Name:	Julie A. Davenport
		Title:	Executive Vice President and General Counsel